UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 5, 2007


                          CAPTECH FINANCIAL GROUP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

                                     Florida
                                     -------
                 (State or other jurisdiction of incorporation)

000-50057                                                   59-1019723
---------                                                   ----------
(Commission File Number)                                    (I.R.S. Employer
                                                            Identification No.)

            10200 W. 44th Avenue, Suite 210-E, Wheat Ridge, CO 80033
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 303-940-2090


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.02 Termination of a Material Definitive Agreement

     The definitive agreement, which the Company entered into with Greenbridge Telecommunications, Inc., and which was previously announced on Form 8-K on March 22, 2007, has been cancelled due to failure of the escrow to be funded and closed.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 6, 2007                               CAPTECH FINANCIAL GROUP, INC.



                                                  By: Wesley F. Whiting
                                                      --------------------------
                                                      Wesley F. Whiting, CEO